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                    Supplement dated November 1, 2004 to the
                       Prospectuses dated May 1, 2004 for
                  ANNUICHOICE FLEXIBLE PREMIUM VARIABLE ANNUITY
              GRANDMASTER FLEX 3 FLEXIBLE PREMIUM VARIABLE ANNUITY
             IQ THE SMART ANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
                 PINNACLE PLUS FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    issued by
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                   through its
                             Separate Account I and
                               Separate Account II

Beginning November 22, 2004, you may allocate contract contributions to four new Variable Account Options, each of which will invest in one of the following mutual funds:

-  Touchstone Conservative ETF Fund
-  Touchstone Moderate ETF Fund
-  Touchstone Aggressive ETF Fund
-  Touchstone Enhanced ETF Fund

The Touchstone ETF Funds (each a "Fund" and together the "Funds") are part of the Touchstone Variable Series Trust. Touchstone Advisors, Inc. is the investment advisor of each Fund and Todd Investment Advisors, Inc. serves as each Fund's sub-advisor. Management fees and other expenses deducted from each Fund are shown below and are further described in each Fund's prospectus. The Funds' investment advisor compensates us for providing administrative services in connection with the Funds. This compensation is paid from the investment advisor's assets.

The Funds invest fixed percentages of assets in various exchange-traded funds (each an "ETF"), including series of the iShares(R) Trust. Because the Funds invest in other mutual funds rather than in individual securities, each Fund is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests. In addition, an ETF is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. Each series of the iShares(R) Trust is an ETF that is an "index fund," which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.

Each Fund allocates its assets among a group of funds from the iShares(R) Trust in different percentages. Therefore, each Fund has different indirect asset allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward for different investment styles and life stages. These asset allocations provide four diversified, distinct options that can meet a wide variety of investment needs. The allocation of stocks and bonds in each Fund reflects greater or lesser emphasis on pursuing current income or growth of capital. Each Fund seeks to achieve its investment objectives by investing its assets in at least five, and generally no

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more than nine, series of the iShares(R) Trust. Shares of each series of the
iShares(R) Trust are listed and traded on national and foreign securities exchanges.

As a result of market gains or losses, the percentage of any of the Funds' assets invested in stocks or bonds at any given time may be different than that Fund's planned asset allocation model. Stock and bond markets, and the subcategories of assets within them (value, growth, large cap, small cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, they require monitoring and potentially some rebalancing of the allocation models. The sub-advisor will monitor the models and may update and revise the asset allocation percentages employed by each model to reflect changes in the marketplace. The sub-advisor will rebalance each Fund's assets annually, except that the Touchstone Enhanced ETF Fund will be rebalanced semi-annually, in accordance with the asset allocation model then in effect. The sub-advisor reserves the right to rebalance more or less frequently depending upon market conditions, investment experience, and other factors it deems appropriate.

The following table shows the fees and expenses of the Funds, but does not reflect any variable annuity contract fees or expenses.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                           TOUCHSTONE     TOUCHSTONE     TOUCHSTONE   TOUCHSTONE
                                           CONSERVATIVE   MODERATE       AGGRESSIVE   AGGRESSIVE
                                           ETF FUND       ETF FUND       ETF FUND     ETF FUND
                                           -----------------------------------------------------
Management Fee                             0.40%          0.40%          0.40%        0.40%
Other Expenses*                            0.45%          0.45%          0.45%        0.45%
                                           -----------------------------------------------------
Total Annual Fund Operating Expenses       0.85%          0.85%          0.85%        0.85%
Fee Waiver and/or Expense Reimbursement**  0.35%          0.35%          0.35%        0.35%
                                           -----------------------------------------------------
Net Expenses                               0.50%          0.50%          0.50%        0.50%

*   These expenses are estimated for the current fiscal year.
** The advisor has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.50%. This agreement will remain in place until at least December 31, 2004.

By investing in a Fund, you will also indirectly bear fees and expenses charged by underlying funds in which the Fund invests. Based on net expenses of the underlying funds for each of their most recent fiscal years, those additional expenses are estimated to be 0.21% for the Touchstone Conservative, Moderate, and Aggressive ETF Funds and 0.27% for the Touchstone Enhanced ETF Fund.

Additional information about the investment objective and strategy specific to each Fund follows.

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TOUCHSTONE CONSERVATIVE ETF FUND

The Touchstone Conservative ETF Fund seeks total return by investing for income and capital appreciation. The Fund invests primarily in a group of funds of the iShares(R) Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e,. volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. This methodology typically results in an allocation of about 35% in stocks and 65% of assets in bonds. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying funds' investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

TOUCHSTONE MODERATE ETF FUND

The Touchstone Moderate ETF Fund seeks total return by investing primarily for capital appreciation and secondarily for income. The Fund invests primarily in a group of funds of the iShares(R) Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. This methodology typically results in an allocation of about 60% of assets in stocks and 40% in bonds. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying funds' investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

TOUCHSTONE AGGRESSIVE ETF FUND

The Touchstone Aggressive ETF Fund seeks capital appreciation. The Fund invests primarily in a group of funds of the iShares(R) Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. This methodology typically results in an allocation of about 80% of assets in stocks and 20% in bonds. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying funds' investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

TOUCHSTONE ENHANCED ETF FUND

The Touchstone Enhanced ETF Fund seeks high capital appreciation. The Fund invests primarily in a group of funds of the iShares(R) Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. Those asset classes with the best relative strength, as measured by their relative

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performance over the prior six months, are overweighted for six months, while the other asset classes are underweighted, thereby increasing the potential for enhanced performance with lower volatility. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying funds' investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.


PLEASE RETAIN THIS SUPPLEMENT, ALONG WITH YOUR PROSPECTUS, FOR FUTURE REFERENCE.

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